Investor Day May 22, 2014

Safe Harbor Statement Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about expected financial results for 2014 and future years. Each of these estimates is based on preliminary information, and actual results could differ from these preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with generally accepted accounting principles (“GAAP”), and therefore are referred to as non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. 2

3 • Introduction Don Morel • Global Markets Mike Schaefers • Device Markets Graham Reynolds • Delivery Systems John Paproski • Daikyo Crystal Zenith® Scott Young • SmartDose® Bart Burgess • Q&A and Break • Packaging Systems Jeff Hunt • Developments in High-Value Mike Schaefers Packaging • Operations Optimization Don McMillan • Financial Outlook Bill Federici • Closing Remarks Don Morel • Q&A Agenda

Partnering with our pharmaceutical, device and biotechnology customers from their beginnings, we’ve grown… …to become the preeminent supplier of products used in containing and administering small-volume parenteral drugs

West’s Vision for a Healthier World Our Mission To partner with our customers from concept to patient, helping them imagine, develop and deliver products that improve lives around the world. Our Vision Create a healthier world by helping our healthcare partners save lives, eradicate disease and manage wellness.

On average, 110 million West products are used every day around the globe Hemophilia Diabetes Cancer Autoimmune diseases Eradicating Disease Managing Wellness Saving Lives 6

A Trusted Partner West and Daikyo Components The Top 50 Pharma and Biotech Companies rely on in the world • The top 35 injectable biologics rely on West and Daikyo components • > 130 million needle safety systems annually • > 100 million components and assemblies for pens and auto-injectors annually 7

Business Segments 2013 Revenues (millions)  Contract manufacturing for • Rx injection systems • Diagnostics, medical/surgical • Consumer  Proprietary products • Drug reconstitution and fluid transfer • Needle safety • Daikyo CZ® products • Drug administration devices  Primary packaging components for liquid and lyophilized Rx • Vials • Prefillable syringes • Cartridges • IV containers  Secondary packaging components  Elastomers for single-use syringes, IV sets and other disposables  Analytical labs Packaging Systems $996 Delivery Systems $374 Consolidated $1,368

Our Growth Initiatives 2014-2018 Daikyo Crystal Zenith® is a registered trademark of Daikyo Seiko, Ltd. * Packaging Systems Delivery Systems  High-value products: modest unit growth, increasing average selling price and margin  Geographic expansion: China, India sourcing and end-markets  Optimize global operating efficiency Build on Delivery Systems capabilities and proprietary products  Daikyo Crystal Zenith®  Safety and administration aids  Self-dosing devices/combination products

Mike Schaefers Vice President, Global Marketing Pharmaceutical Packaging Systems 10 Global Markets Update

11 • Moderate global pharmaceutical revenue growth  Global pharmaceutical market is expected to grow in revenues @ CAGR of + 3 – 6%  Growth driven by “Pharmerging Markets” (BRIC, MENA)  Unit growth remains moderate Global Pharmaceutical Market Trends IMS “The Global Use of Medicines” November 2013, IMS Health Report

12 • Global drug spending will be fueled by pharmerging markets due to  Economic developments that will drive volume growth  Improvements in infrastructure and access to medicines  Lifestyle changes that trigger chronic diseases Global Pharmaceutical Market Trends 34% 15% 8% 12% 31% 2012 US EU 5 China Japan ROW IMS “The Global Use of Medicine” November 2013, IMS Health Report 31% 13% 15% 9% 25% 8% 2017 US EU 5 China Japan ROW Pharmerging

13 • Globalization and consolidation of pharma industry continues • Trend toward outsourcing of production to contract manufacturer or partner in India and China • Stricter regulatory and compliance standards in terms of quality and patient safety • Drug recalls have led to shortages of injectable drugs • Greater availability of existing medicines will transform care  Emerging markets  Affordable Care Act Global Pharmaceutical Market Trends

14 • Health care markets becoming more value driven  Price cuts and reimbursement restrictions  Therapeutic expert-supported due diligence during drug and reimbursement approvals  Industry focus on total cost of ownership • Growing requirements for brand enhancement and differentiation  Delivery devices become key enabler and differentiator • Changing point of care toward patient and self-administration • Efficient early diagnosis leading to effective therapy • Advances in personalized medicine Global Pharmaceutical Market Trends

15  Market growing at 11.5% CAGR till 2018  $123 billion in global branded drug products losing patent protection over next years  Significant policy changes encourage use of generics  Affordable care act in US  Drug price cuts in i.e. China, Japan, Spain, Italy  Cost benefit evaluations of new medicines in i.e. Germany and UK  Generics will exceed 35% of total global drug spending by 2018  In pharmerging markets 63% of spending will go to generics  Produced by local manufacturers Generic Market Trends BCC Research “Global Markets for Generic Drugs” 2014

Transformation in Disease Treatment


Increased number of innovative medicines
Global NME Launches
10
7
8
15
9
10
2010
Average per year 2013-2017
Novel Mechanism
Orphan
Existing Mechanism

- More new medicines will be launched per year (~35 annually)
- Innovative therapies for Alzheimer's, autoimmune, diabetes, cancer providing more options for patients
  - Specialty drugs based on existing or novel mechanism
  - Orphan drugs
- Predominantly biologics and injectables

IMS "The Global Use of Medicines" November 2013, IMS Health Report

16

17 Injectables are on the Rise • Average revenue growth of 11% forecasted annually • Average unit growth 2 – 3% annually • Outperforming growth of oral dosage forms IMS Institute

18 Growing Share of Medicines are Biologic 2002 $46 bn 2017 $221 bn • 20% of the global pharma market value will be biologics • Growth driven by monoclonal antibodies (mAbs) and insulin • About 1/3 of all pipeline drugs are biologics • Strong increase in biologic drug manufacture in Asia IMS “The Global Use of Medicines” November 2013, IMS Health Report

19 Key Therapy Areas account for 70% of total Biologics Market Insulins 18% Anti-TNF 18% Oncology (mAb) 14% EPO 9% MS 9% Others 32% Market Intelligence Growing Share of Medicines are Biologic

20 New Biologics Face Increasing Challenges Trends • Increase in long-acting or depot injections • Technical constraints of new biologics  Sensitivities  High concentration  Viscosity  Delivery route • Increasingly competitive Implications • Injection devices are important enabling technologies • Innovative injectable packaging and delivery solutions demanded • Need for brand enhancement and differentiation

21 Global Biologics Market: $221 billion • $64 billion in global biologics losing patent protection by 2015 • Major target for health care cost savings • Mature European market but low adoption rates • Strong business in emerging markets with non-original biologics • Global success dependent on clarity in US regulations • Delivery devices are key differentiator The Emergence of Biosimilars 5% 95% Biosimilar & non-original Biologics Originator Biologics IMS “The Global Use of Medicines” November 2013, IMS Health Report Shaping the Biosimilar Opportunity, IMS Whitepaper, December 2011

22 • High unmet medical need • High cost burden of diseases • New drugs enabled through biotechnology • Innovative container and delivery systems allowing new treatment options • Patient access expanded • Funding redirected from other areas where low-cost generics will be available West’s Focus on Leading Therapeutic Areas 0 20 40 60 80 Vaccines Oncology Diabetes Autoimmune 2013 Revenues in $ Billion

Phase II • > 170 Vaccine products • > 160 Oncology products • > 130 Autoimmune products • 7 Human Insulins • 5 GLP-1 • 1 PCSK-9 mAb Selected Injectable Product Launches & Late Stage Pipeline 23 Phase III • 51 Vaccine products • 51 Oncology products • 19 Autoimmune • 4 Human Insulins • 1 GLP-1 • 3 PCSK-9 mAb Pre-Registration/ Registration • 27 Vaccine products • 10 Oncology products • 10 Autoimmune products • 2 GLP-1 Recently Commercialized • Victoza® (GLP- 1/ Novo) • Bydureon (GLP-1/ Lilly) IMS R&D Focus

24 Market Challenges and West’s Solutions Requirements West Solutions • Stability of demanding pharmaceuticals/ biopharmaceuticals • cGMP compliance • Manage sensitivity of proteins • Solutions to glass delamination and breakage • Need for lifecycle management, product and brand differentiation • Health care worker/patient safety • Human Factors • Self-administration • Efficiency and cost-effectiveness • High-value pharma packaging • Improve drug-product stability, finishing process quality, efficiency and yield, documented compliance • In-depth understanding of container closure and device interaction • Proprietary, innovative container and delivery systems • Concept to commercialization solutions • Risk assessment and risk mitigation strategies

25 Innovative components and container to enhance drug stability High value packaging to manage Total Cost of Ownership High value packaging to ensure highest quality Delivery Systems to drive brand enhancement and differentiation Patient preference and Human Factor Testing deliver competitive advantage Portfolio and Services shorten time to market Providing Solutions to a Changing Market

26 • Primary growth drivers have not changed • Continuous focus on rapidly growing therapeutic categories • Importance of parenteral and biological drugs in these categories • Strong correlation between requirements of targeted therapeutic categories and West´s portfolio of solutions West is well positioned for growth

Graham Reynolds Vice President, Marketing and Innovation Pharmaceutical Delivery Systems 27 Device Markets Update

28 • Historical focus has been primarily on the drug molecule • Preparation and administration typically performed by healthcare professional • Devices seen as added cost • Previously minimal focus on patient adherence Improved systems are a critical part of enabling effective drug delivery

But the environment is changing… • Transferring responsibilities and point-of-care  Hospital > Clinic > Home (self administration)  Healthcare professional > patient or caregiver • Increasing number of biologics  Most are injected  Many for chronic conditions • Increasing competition  Crowded therapies  Biosimilars • Drug complexity  Increased viscosity, sensitivity, concentration and dose volume  Regulatory pressures… increased patient safety • Patient needs are more critical  Ease of use  Compliance/adherence 29

A drug can be truly effective only if it is… • In a container that maintains quality and effectiveness over time • Prepared and delivered effectively, by the person(s) necessary for administration • Combined with a device (if required) that  Functions effectively  Is easy to use • Administered effectively and in accordance with the appropriate regimen 30

West helps our partners improve patient outcomes by looking at drug delivery as an integrated system 31

Time to commercialization can vary based on many factors Year 1 Year2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Contract Manufacture Co-development Cleared Device CZ system (Vial or Syringe) SmartDose Existing design Existing drug and device New Drug 32

John Paproski President Pharmaceutical Delivery Systems 33 Pharmaceutical Delivery Systems

Our Business: Pharmaceutical Delivery Systems • 2013 Revenue: $374 Million • Proprietary Devices/ Delivery System Technologies • Collaborative Development • Contract Manufacturing Development Primary Package Administration Patient 34

Pharmaceutical Delivery Systems Sales History - 50 100 150 200 250 300 2010 2011 2012 2013 $ in millions - 20 40 60 80 100 2010 2011 2012 2013 Contract Manufacturing Proprietary Products 2010 to 2013 CAGR: 2.4% 2010 to 2013 CAGR: 14.2% 35

The PDS business model has evolved: 3 options for customer engagement….. PDS Capabilities PROPRIETARY “We have the solution to your product’s requirements.” COLLABORATIVE “We can work together to create what you need.” CONTRACT: “We can engineer and manufacture to your specifications.” 36

Evolving with the Marketplace

West
By your side
for a healthier world™

Since 2005, we have expanded our offering by adding innovative technologies and solutions through acquisition, licensing, strategic partnership and internal development.



2005
Acquired The Tech Group
The Tech Group
A West Company
Acquired Medimop administration systems
MEDIMOP Medical Projects Ltd.
A West Company

2006
Licensed NovaGuard™ safety system
Westar® RU Components ready to use

2007
Acquired PharmaPen auto-injector
Envision® Components: vision inspection

2008
Licensed Daikyo CZ Insert Needle prefillable syringe systems insight
Marketing agreement
Product Development

2009
Acquired éris™ needle safety system* prefillable syringe safety

2010
Acquired LaModel SmartDose® electronic patch injector technology platform*

2011
Acquired NovaGuard SA safety system technology platform*
NovaPure® Components: QbD process

2012
SelfDose™ agreement with Janssen self-injection system technology platform*

2013
Intradermal adapter delivery technology for vaccines*

éris™ is a trademark of Tech Group Europe. Not available for sale in North America.
*For investigational use only by our pharmaceutical and biotechnology development partners. West markets the technology platforms as integrated systems. Final assembly is completed by the pharmaceutical company.

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Pharmaceutical Delivery Systems Strategic Platforms

West
By your side for a healthier world™

Administration Systems


Reconstitution & Transfer Systems


Intradermal Adapter


Vial2Bag Mixing system

Safety Systems


NovaGuard® LP Needle Safety


Eris™ Needle Safety


NovaGuard SA safety system technology platform*

Self-Injection Systems


SelfDose injector system technology platform*


ConfiDose auto-injector system technology platform*


SmartDose electronic patch injector technology platform*

Daikyo Crystal Zenith


Bulk Drug Containers


Vials & Cartridges


Insert Needle & Luer Lock Syringes

Daikyo Crystal Zenith® is a registered trademark of Daikyo Seiko, Ltd. Crystal Zenith technology is licensed from Daikyo Seiko, Ltd.
éris™ is a trademark of Tech Group Europe. Not available for sale in North America.

*For investigational use only by our pharmaceutical and biotechnology development partners. West markets the technology platforms as integrated systems. Final assembly is completed by the pharmaceutical company.

38

• Healthcare Market Focus  Drug Delivery Systems  Injectable and pulmonary  Diagnostics devices and disposables  Ophthalmic  Laboratory and surgical equipment • Full Product Lifecycle Management • Manufacturing Excellence  Six Sigma culture The Tech Group: Market Focus 39

• 1,000,000+ sq ft of manufacturing space (9 Sites) • US and European presence (1,600 employees) • Development teams in Arizona and Ireland • Various medical quality accreditations  FDA registration  ISO 13485  ISO 14001 • Precision injection molding and high-speed automation • Experience with complex drug delivery systems and products The Tech Group: Manufacturing Capabilities

Scott Young, Ph.D. Vice President Crystal Zenith Business Unit 41 Daikyo Crystal Zenith

Daikyo Crystal Zenith COP A Solution for Total Life Cycle Containment Discovery Preclinical Clinical Phases Scale up Life cycle management CZ Vials CZ Syringes Screw-Cap Self Injection In various stages of testing with over 100 new and exiting drugs Compliant with JP, PhEur, USP Over 30 Products approved in JP, NA, EU 0.5mL – 250mL 0.5mL – 100mL 5mL – 1L Use of the same material through product’s entire life minimizes regulatory and safety challenges

Daikyo Crystal Zenith Product Approvals Hyaluronic acid MRI contrast media Bone cement 6 Contrast Media 5 MRI 2 Hyaluronic Acid 1 Calcitonin 1 Proton pump inhibitor Oncology Anticoagulant Oncology Bisphosphonate Hyaluronic acid Oncology Bisphosphonate Bulk Container Japan MHLW Europe EMEA US FDA 43 Calcitonin Bone cement Hyaluronic acid Over 100 drugs being evaluated with CZ at various stages Prefilled Polymer Syringes >80% market share in Japan* *2013 IMS Japan

Market Trends Concerns With Glass Syringes  Dimensional Variation  Breakage in auto-injectors  Designed for manual injection  Variable Silicone Distribution  Amount of silicone coverage  Inconsistent break-loose force and sustaining-force  Quality  Cosmetic defects  Particles  High levels of inspection  High cost of glass  Interaction With Sensitive Biologics  Protein aggregation (silicone oil)  Residual chemicals (tungsten, glue)  Breakage  In process  Within auto-injector systems  Recent FDA recalls Siliconized Glass Syringe Crystal Zenith Syringe 44

* West Internal Study. Bales, F., Lathrop, L., Kopp, A., and Mitchel, B.; “Detecting Siliceous Flakes in Glass Containers using Microscopic Techniques”. Photomicrograph Contact Surface* 57 Days @ pH 10 (50 mM boric acid/50 mM KCl) Daikyo Crystal Zenith Vial Glass Vial No Glass Delamination in CZ Vials 45

Design Flexibility High flexibility for alternate / complex shapes Novel designs available to reduce device size No Glass Breakage No loss of high-value product during manufacture/transport Improves auto-injector functionality — Minimized extractables and leachables Silicone oil free High Functional Consistency Tight dimensional control with low dimensional variability Consistent gliding forces support use in delivery devices Suitable for Sensitive Proteins Silicone oil-free; no tungsten or glue Very low particle levels Flurotec® piston Advantages of CZ Syringes High-Quality Container with Unique Properties Highest Quality 100% vision inspection, occlusion testing, X-Ray Highly automated ISO7 cleanroom manufacturing 46

Crystal Zenith Platform Technology • CZ Vials gaining interest due to glass delamination. Sold commercially world- wide • CZ Luer-Lock Syringes sold commercially for Contrast Imaging market • Insert Needle Syringes under stability evaluation with several major biopharma customers • Integration of Custom CZ Containers into Novel Delivery Devices becoming reality 47

Bart Burgess Director Business Development 48 SmartDose Wearable Electronic Injector

49 Subcutaneous Bolus Injector Market Potential SmartDose Candidates Source: Roots Analysis Report November 2013 1 4 9 21 41 73 116 177 253 352 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Overall Bolus Injectors Market (# of Devices, MM) • Top 3 therapy areas by units are  Cancer (50%)  Autoimmune (11%)  Hemophila (8%) • 253 potential products for SC bolus injection in all therapies • Four molecules will be ready for launch by 2015

50 • Doses for efficacy may exceed current volume limits of existing PFS systems • Increasingly crowded therapeutic spaces demand…  Less frequent delivery  Less intimidating delivery  Other patient-friendly enhancements • According to the PrefHer study conducted by Roche, 92% of the patients showed preference for the subcutaneous form delivered using a bolus injection over infusion Market Dynamics

• Advanced large-volume injector for biologics  Tested on humans in a clinical study  Validated production line for clinical and commercial use • Current capabilities  Up to 3.5 mL delivered volume  Delivery time from minutes to hours  Subcutaneous injection  Proven in numerous user studies  Single push-button operation  Fully programmable delivery time • Crystal Zenith cartridge system • Flurotec piston and lined seal SmartDose Electronic Wearable Injector 51

• Multiple development programs underway with several customers • West completed first-in-human trial of the SmartDose system • Successfully demonstrated product capability • Customer has commenced a large clinical study with SmartDose Program Update 52

• Primary container expertise  90+ years of experience in primary packaging  Broad experience with fillers and machinery markets  Tens of billions of components supplied annually • Device development expertise  Hundreds of millions of injection systems supplied  Complete capabilities: concept to commercialization  Experienced and creative research and development team • Extensive connections to biopharma decision makers • West offers a complete solution – packaging and device West is Well Positioned 53

Investor Day May 22, 2014

Jeff Hunt President Pharmaceutical Packaging Systems 55 Pharmaceutical Packaging Systems

Our Business: Pharmaceutical Packaging Systems • 2013 Revenue: $996 Million • Market Leader • Global Manufacturing • Innovative and Proven Product Portfolio Development Primary Package Administration Patient 56

PHARMACEUTICAL / BIOTECHNOLOGY We are Proud to Serve Our Customers GENERIC MEDICAL DEVICE 57

58 Our Business Environment Globalization of our Customer Base Geographic Expansion Total Cost of Ownership Focus Higher Regulatory Scrutiny Steadily Increasing Quality Expectations

59 • Global market coverage • End-to-End solution provider • In-depth customer penetration across multiple functions and levels  Executives  R&D  Marketing  Quality  Regulatory  Operations  Purchasing • Recognized opinion leader in our industry • Pro-active risk management Uniquely Positioned with our Customer Base

60 • Strong revenue and profit growth • Sales growth drivers  Pharma market growth  Customers restocking supply chains  Increasing mix of high-value product sales • Operating Profit growth drivers  Improving mix of high-value products with higher margins  Operating efficiencies through higher volumes/lean savings Our Success Story 2010 2013 % Growth Sales $785M $996M 26.8% Operating Profit $139M $217M 55.8% Operating Margin 17.7% 21.8%

61 • Growth prospects continue to be strong  Growth in 2015 – 2018 timeframe; mid to high single digits  Increasing demand for high-value products  Emerging markets to deliver higher growth • Continued margin growth  Regional networks are near capacity  On-going investment for capacity and increasing quality • Global operations network transformation underway  Improve utilization of global capacity/network  Segment operations to better serve markets/leverage costs  Optimize global capital spending decisions Business Outlook

Our goals are defined … GOALS Sustainable revenue and operating profit growth Global market leader for packaging solutions Exceptional customer care 62

…and will be achieved through a comprehensive strategy 63 STRATEGIES High-value product growth Geographic expansion Network optimization and facility segmentation Top-tier, engaged talent

64 • Global Operations Management  Moving from comprehensive regional approach  Serve regional markets from global manufacturing network • Evolving market and customer requirements  “Zero defect” mind-set  Proactive risk mitigation  Competitive markets • Facility segmentation for different products/markets  Advanced manufacturing  High efficiency  High flexibility Network Optimization and Facility Segmentation

China – Elastomers 65 • Strengthen our commercial presence in fast growing emerging markets  Enhanced customer and market penetration  Increased revenues • Build-up emerging market footprint Geographic Expansion India – Seals

66 Increasing Quality Expectations Lifecycle Management Patient Focus Operational Efficiencies Outsourcing High-Value Product Growth Market Trends Drive High-Value Product Growth

Mike Schaefers Vice President, Global Marketing Pharmaceutical Packaging Systems 67 Developments in High-Value Packaging

Increasing Regulatory Scrutiny Increasing Patient Focus Zero-Defect Components and Containers Trend Toward Outsourcing of Component Processing Higher Expectations around Particles and Leachables Changing Market Requirements 68

69 Providing Solutions for a Changing Market Value to Customer R e v enue and G ros s Margi n per Unit @ W e s t Westar® RS FluroTec® Westar® RU Envision™ Flip-Off® CCS™ Standard Stopper & Seals

Westar® RS State of the art ready-to-sterilize elastomer closures 70 FluroTec® Unrivaled barrier coating Westar® RU State of the art ready-to-use syringe plungers and closures Flip-Off® CCS™ Prewashed and sterilized Flip-Off seals Providing Solutions for a Changing Market

71 Providing Solutions for a Changing Market Envision™ Technically advanced, automated vision inspection system NovaPure® Unrivaled quality…by design West Prefillable Solutions Prefilled Drug Delivery Solutions achieving best patient outcomes Ready Pack® Sterile seals, stoppers and vials provided as a system

72 Regulatory Driver Customer Need West Solution Patient Safety Zero Defect Components Addressing Market Challenges with NovaPure Components

• NovaPure forms the foundation for next generation components  Based on Quality by Design (QbD)  In-depth product and process understanding  Focus on patient safety  Targeted for biologic drug products  Answer to high quality and service requests 73 Addressing Market Challenges with NovaPure Components

• Patient safety is of critical importance • Component quality and functionality driving device performance • Regulatory and quality expectations increasing for parenteral drugs • Biologics require special packaging considerations 74 - FluroTec/B2 - Vision Verified - RU Steam - Industry Leading - Developed by QbD - Dose Accuracy - Reliability NovaPure Plunger for Prefilled Syringes

75 Evolution of Prefilled Syringe Components in Anticipation of Market Needs

West Packaging Development Enables Delivery of Ready to Use Components 76

2009 2014 2018 R e v e n u e Pipeline HVPs Recently launched HVPs Daikyo HVPs Standard High-Value Products Driving Future Growth 77 2009 2013 E 2018

78 Market trends and customer requirements result in increasing demand for… West is uniquely positioned to capitalize on key market trends. High quality components Solutions matching with global regulatory requirements Life Cycle Management Solutions Outsourcing Opportunities Components supporting operational efficiencies

Don McMillan Vice President Global Operations 79 Manufacturing Network Optimization

• Strategic Principles • Manufacturing Network Segmentation and Optimization • Product Portfolio Optimization Pharmaceutical Packaging Systems Global Operations Management 80

Strategic Principles for Operations Quality Driven by Science Supply Chain Excellence Segmentation Exceptional Customer Care 81

• Segmented facilities with Global Centers of Excellence • World-class capability in three geographies– EU, US and APAC • Improved supply chain and service flexibility • Risk plans established by market segment • Competitiveness in emerging markets • Strengthened capability on foundation of Lean and Six Sigma Global Manufacturing Network Management 82 Operations Network for Tomorrow

- Product Segmentation Enables Exceptional Customer Care for Biotech and HVPs 83 High-Value Products •Exceptional customer service and delivery • Proactive risk mitigation •Unparalleled product and process understanding •Ready Pack® sampling for biotech Remove Complexity •Portfolio optimization •Manufacturing site optimization •New delivery terms •Adjusted pricing •Appropriate specifications Value in Market V alue to W e s t MAINTAIN ITEMS • Limited investment, maximize profit + - +

We support our customers and patients for the lifecycle of their products Pi e c es ( M s ) Product Segmentation - EXAMPLE CUSTOMER BENEFITS Improved reliability and delivery Increased transparency Customer satisfaction WEST BENEFITS Reduced costs Improved quality “Free” capacity 84 60 Items Standard Items Special Items

0% 5% 10% 15% 1 2 3 4 5 6 7 8 9 10 11 12 New Order Fulfilment Strategies benefit West and the market 85 % o f A n n u a l De m a n d Months Item Demand by Month 0% 5% 10% 15% 1 2 3 4 5 6 7 8 9 10 11 12 9X% Customer Service Level Average 1.25 Months Finish-to-Order Production % o f A n n u a l De m a n d Months • Change customer and West planning behaviors • High variation in demand impacts lead time and cost • “Make-to-Order” replaced by “Finish-to-Order” for key products • Reduced and efficient working capital management

86 • Well positioned for future growth  High-value products  New high-quality product offerings • Geographic Expansion  Emerging market penetration  Expanded global footprint • Global Operations Optimization  Segmentation  Leverage global network Key Takeaways

Bill Federici Senior Vice President and Chief Financial Officer 87 Financial Outlook

Capital Spending 2009 – 2013 ($112 million annual average) Expecting annual capital spending of $125 million to $150 million through 2018, with discretionary spending focused on high-value packaging components and proprietary devices. PPS 63% PDS 20% Corporate 17% Normal & Necessary Maintenance 37% Growth & Expansion 50% IT 13% Business Segments Major Categories 88

High-Value Product Sales, Margin Growth Pharmaceutical Packaging Systems 2009-2013 compound annual sales growth rates (excludes currency) Circles reflect relative size of 2013 sales

Proprietary Product Sales, Margin Growth Pharmaceutical Delivery Systems 2009-2013 compound annual sales growth rates (excludes currency) Circles reflect relative size of 2013 sales SmartDose Mix2Vial® éris Daikyo Crystal Zenith 90

10-Year Growth 2004 – 2013 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Sales OP 91 Adjusted OP Sales

Existing Financial Guidance 2014 Consolidated Revenue $1.45 - $1.48 billion 2014 Consolidated Gross Margin 31.9% - 32.4% 2014 Diluted EPS $1.77 to $1.89 per share 2018 Financial Plan Objectives Consolidated Revenues Consolidated Operating Margin $2.0 to $2.2 billion High-teens 2014 guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.37 for the remainder of 2014. Actual results will vary as a result of variability of exchange rates, among other items.

Don Morel Chairman and Chief Executive Officer 93 Closing Remarks

Takeaway Messages • Key partner to pharmaceutical, biotech, and med device customers • “Sticky” core business – significant barriers to entry • Strong competitive position  Diversified customer base  Maturing proprietary technology pipeline  Unmatched global manufacturing footprint  Position in fast-growing Asia markets • Financial strength to invest  Strong balance sheet and operating cash flow  Incentives linked to growth/capital efficiency

Investor Day May 22, 2014